Discontinued operations	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Discontinued operations
51 Discontinued operations
On October 27, 2022, Aegon announced it has reached an agreement with a.s.r. to combine its Dutch pension, life and non-life
insurance, banking, and mortgage origination activities with ASR Nederland N.V. (‘a.s.r’). Aegon will receive EUR 2.2 billion in gross cash proceeds, and a 29.99% strategic stake in a.s.r., with associated governance rights. On January 17, 2023, the Extraordinary General Meeting of shareholders (“EGM”) of Aegon N.V. has approved the proposed transaction. Furthermore, the works council of Aegon has rendered a positive advice in relation to the proposed transaction. The transaction is subject to customary conditions, including regulatory and antitrust approvals, and is expected to close in the second half of 2023.
Per December 31, 2022 Aegon the Netherlands has been reported as held for sale and discontinued operations. This note includes the disclosures related to Aegon the Netherlands qualified as held for sale and discontinued operations.
Income statement of discontinued operations

Amounts in EUR millions	2022	2021	2020
Discontinued operations

Premium income	1,569	1,713	1,994

Investment income	1,725	2,074	2,062

Fee and commission income	346	331	283

Other revenues	-	-	-

Total revenues	3,640	4,118	4,339

Income from reinsurance ceded	38	26	(100)

Results from financial transactions	(9,231)	(444)	3,435

Other income	23	27	6

Total income	(5,529)	3,727	7,679

Premiums paid to reinsurers	112	99	63

Policyholder claims and benefits	(8,824)	1,755	6,140

Profit sharing and rebates	4	7	-

Commissions and expenses	739	698	730

Impairment charges / (reversals)	(0)	(2)	107

Interest charges and related fees	85	89	99

Other charges	10	3	46

Total charges	(7,874)	2,649	7,185

Result from discontinued operations before share in profit / (loss) of joint ventures, associates and tax	2,344	1,078	494

Share in profit / (loss) of joint ventures	37	33	19

Share in profit / (loss) of associates	15	127	80

Result before tax from discontinued operations	2,396	1,238	593

Income tax (expense) / benefit	(1,000)	(276)	(107)

Result after tax from discontinued operations	1,396	960	487

Impairment loss on remeasurement of the disposal group	(1,775)	-	-

Net result from discontinued operations after remeasurement	(379)	960	487
Statement of comprehensive income of discontinued operations

Amounts in EUR millions	2022	2021	2020

Net result from discontinued operations	(379)	960	487

Items that will not be reclassified to profit or loss:

Changes in revaluation reserve real estate held for own use	-	1	-

Remeasurements of defined benefit plans	948	156	(285)

Income tax relating to items that will not be reclassified	(245)	(24)	126

Items that may be reclassified subsequently to profit or loss:

Gains / (losses) on revaluation of available-for-sale investments	(2,110)	155	21

(Gains) / losses transferred to income statement on disposal and impairment of available-for-sale investments	185	(114)	(13)

Equity movements of joint ventures	-	-	-

Equity movements of associates	2	(1)	2

Income tax relating to items that may be reclassified	497	(18)	(27)

Other	-	1	-

Total other comprehensive income / (loss) from discontinued operations	(723)	156	(176)

Total comprehensive income / (loss) from discontinued operations	(1,102)	1,117	310
Impairment loss
Upon classification as held for sale, the carrying amount of Aegon the Netherlands is compared to the fair value less cost to sell, which is estimated by reference to the fair value of the consideration to which Aegon N.V. is entitled under the terms and conditions of the sales agreement. The fair value less cost to sell is lower than the carrying value and this impairment loss is recognized through a reduction of the carrying value of Aegon the Netherlands. The table below shows the calculated impairment loss.
The impairment loss is recalculated at each reporting date until closing date of the transaction, as both the fair value of the consideration to be received and the carrying value of Aegon the Netherlands are subject to change. The consideration to be received includes a 29.99% stake in a.s.r. and is therefore contingent on the development of the a.s.r. share price. The carrying amount of Aegon the Netherlands will continue to be updated for assets and liabilities which are not included in the measurement scope of IFRS 5. Furthermore, Aegon the Netherlands’s carrying amount will be impacted by the adoption of IFRS 9 “Financial instruments” and IFRS 17 “Insurance contracts” per January 1, 2023. As a consequence, the cumulative impairment loss that is recognized at the final disposal date will differ from the estimate calculated below.
The impairment loss takes into account contingent payables and receivables between Aegon N.V. and Aegon the Netherlands that will be recognized prior to the closing date. These are included in the carrying amount of Aegon the Netherlands.

Amounts in EUR millions	2022
Net cash receivable after costs to sell	2,175

Fair value of 29.99% share in a.s.r. 1)	2,700

Fair value less costs to sell	4,875

Carrying amount of Aegon the Netherlands 2)	7,591

Fair value less costs to sell minus carrying amount	(2,716)

Assets in scope for impairment per December 31, 2022	1,775

Impairment loss recognized in 2022	1,775

Impairment to be recognized upon the completion of the sale	941

1	Based on the closing price of a.s.r.’s shares on December 31, 2022
2	The carrying amount of Aegon the Netherlands includes contingent payables and receivables between Aegon NV and Aegon NL that will be recognized prior to the closing date
Cashflow from discontinued operations
The table below shows details on cashflow from discontinued operations.

Amounts in EUR millions	2022	2021	2020

Net cash inflow (outflow) from operating activities	4,646	(167)	(5,614)

Net cash inflow (outflow) from investing activities	(4)	31	(23)

Net cash inflow (outflow) from financing activities	(3,275)	(1,835)	1,700

Net cash inflow (outflow) from discontinued operations	1,367	(1,972)	(3,937)
Held for sale assets and liabilities
The below table shows the assets held for sale and liabilities held for sale as at December 31, 2022.

Amounts in EUR millions	2022

Assets

Cash and cash equivalents	5,085

Investments	55,496

Investments for account of policyholders	19,097

Derivatives	8,394

Investments in joint ventures	-

Investments in associates	-

Reinsurance assets	79

Defined benefit assets	-

Deferred tax assets	-

Deferred expenses	212

Other assets and receivables	1,388

Intangible assets	-

Total assets held for sale	89,752

Liabilities

Insurance contracts	31,480

Insurance contracts for account of policyholders	19,577

Investment contracts	12,179

Investment contracts for account of policyholders	1,396

Derivatives	9,239

Borrowings	5,227

Provisions	52

Defined benefit liabilities	2,462

Deferred gains	-

Deferred tax liabilities	845

Other liabilities	1,665

Accruals	218

Total liabilities held for sale	84,339
Shareholders’ equity
Included in Group equity is cumulative other comprehensive income of EUR
-1,286 million
relating to assets and liabilities held for sale as at December 31, 2022.
Assets and liabilities held for sale
The details as per December 31, 2022, on assets and liabilities held for sale are disclosed below. Comparatives related to assets and liabilities held for sale in the consolidated statement of financial position of Aegon N.V. are not represented, in line with IFRS 5 requirements. The comparative amounts and additional qualitative information are included in the corresponding notes of this Annual Report.
Temporary exemption from applying IFRS 9 Financial Instruments
By qualifying for and electing the temporary exemption for IFRS 9, the IFRS 4 amendment requires certain additional disclosures; specifically, Aegon the Netherlands is required to disclose information to enable users of financial statements to compare insurers applying the temporary exemption with entities applying IFRS 9. This information is presented below:
Fair value changes
The table below presents an overview of the fair value of the classes of financial assets as of December 31, 2022, as well as the change in fair value during the reporting period. The asset classes are divided into two categories:
◆
SPPI: assets of which cash flows represent solely payments of principal and interest (SPPI) on an outstanding principal amount, excluding any financial assets that meet the definition of held for trading in IFRS 9, or that are managed and whose performance is evaluated on a fair value basis; and

◆	Other: all financial assets other than those specified in SPPI:
◆	with contractual terms that do not give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding;
◆	that meet the definition of held for trading in IFRS 9; or
◆	that are managed and whose performance are evaluated on a fair value basis.

		2022

Financial assets at fair value		Fair value at the end of the reporting period	Change in fair value during the reporting period

Shares 1)	SPPI	-	-

	Other	119	(7)

Debt securities	SPPI	14,106	(4,098)

	Other	1,413	(166)

Mortgage loans	SPPI	28,477	(5,163)

	Other	-	-

Private loans	SPPI	3,931	(1,081)

	Other	38	-

Other financial assets	SPPI	-	-

	Other	1,368	145

At December 31		49,452	(10,370)

1	The SPPI-compliant shares include preferred equity instruments.
Cash and cash equivalents, deposits with financial institutions, and receivables all pass the SPPI test and are held at amortized cost, whereby the amortized cost is assumed to approximate fair value due to the short-term nature of the assets.
Credit Risk
The table below details the credit risk rating grades for Aegon the Netherlands, as of December 31, 2022, for financial assets with cash flows that are SPPI, excluding any financial assets that meet the definition of held for trading in IFRS 9, or that are managed and whose performance is evaluated on a fair value basis. The table shows the carrying value of those financial assets applying IAS 39 (in the case of financial assets measured at amortized cost, before adjusting for any impairment allowances).

SPPI compliant financial assets at carrying value	AAA	AA	A	BBB	BB	B	CCC or lower	Not Rated	Total

2022

Debt securities – Carried at fair value	8,521	2,545	1,387	1,628	26	-	-	-	14,106

Mortgage loans – Carried at amortized cost	-	-	-	-	-	-	-	31,430	31,430

Private loans – Carried at amortized cost	2,622	253	195	1,025	3	-	-	349	4,447

At December 31	11,143	2,797	1,582	2,653	29	-	-	31,779	49,983
For assets that do not qualify for the low credit risk exemption (assets rated below BBB or not rated) and of which cash flows represent SPPI, excluding any financial assets that meet the definition of held for trading in IFRS 9, or that are managed and whose performance is evaluated on a fair value basis, the table below provides the credit risk exposure from the financial assets held by Aegon the Netherlands. Mortgage loans with no low credit risk are defined as being more than 90 days past due, in line with regulatory guidelines. The financial assets are categorized by asset class with a carrying amount and fair value measured in accordance with IAS 39 measurement requirements.

	2022

SPPI compliant financial assets rated BB or below	Carrying amount	Fair value

Debt securities – Carried at fair value	26	26

Mortgage loans – Carried at amortized cost	31,430	28,477

Private loans – Carried at amortized cost	352	337

At December 31	31,808	28,840
Financial risks
Credit risk
The table that follows shows Aegon the Netherlands’ maximum exposure to credit risk from investments in general account financial assets, as well as general account derivatives and reinsurance assets, collateral held and net exposure.

2022	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guaran- tees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcollater- alization)	Net exposure

Debt securities - carried at fair value	15,519	-	-	-	-	-	-	-	-	15,519

Mortgage loans - carried at amortized cost	31,430	2,590	-	22	60,991	-	-	63,603	32,263	90

Private loans - carried at amortized cost	4,484	-	-	-	-	-	-	-	-	4,484

Other loans - carried at amortized cost	3	-	-	-	-	-	-	-	-	3

Other financial assets - carried at fair value	76	-	-	-	-	-	-	-	-	76

Derivatives	8,394	-	-	-	-	8,394	-	8,394	-	(0)

Reinsurance assets	79	-	-	-	-	-	-	-	-	79

At December 31	59,985	2,590	-	22	60,991	8,394	-	71,997	32,263	20,252
Credit rating
The ratings distribution of general account portfolios of Aegon the Netherlands, excluding reinsurance assets, are presented in the table that follows, organized by rating category and split by assets that are valued at fair value and assets that are valued at amortized cost. Aegon the Netherlands uses a composite rating based on a combination of the external ratings of S&P, Moody’s and internal ratings. The rating used is the lower of the external rating and the internal rating.

	The Netherlands

Credit rating general account investments, excluding reinsurance assets 2022	Amortized cost	Fair value

AAA	2,623	8,643

AA	253	9,425

A	233	3,411

BBB	1,025	2,327

BB	3	119

B	-	33

CCC or lower	-	1

Assets not rated	31,552	1,450

Total	35,688	25,409

Past due and / or impaired assets	229	17

At December 31, 2022	35,917	25,426
The following table shows the credit quality of the gross positions in the statement of financial position for general account reinsurance assets specifically:

Carrying value

AAA	-

AA	22

A	55

Below A	-

Not rated	1

At December 31, 2022	79
Credit risk concentration
The tables that follow present specific credit risk concentration information for general account financial assets.

Credit risk concentrations – debt securities and money market investments 2022	The Netherlands	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	65	-

Commercial mortgage-backed securities (CMBSs)	2	-

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	2,714	-

Financial - Banking	1,306	-

Financial - Other	569	-

Capital goods and other industry	276	-

Communications & Technology	715	-

Consumer cyclical	373	-

Consumer non-cyclical	710	-

Energy	26	-

Transportation	424	-

Utility	232	-

Government bonds	8,106	-

At December 31, 2022	15,519	-

Credit risk concentrations – Government bonds per country of risk 2022	The Netherlands

Netherlands	2,671

United Kingdom	3

Austria	347

Belgium	675

Finland	38

France	1,226

Germany	2,412

Indonesia	33

Luxembourg	448

Rest of Europe	70

Rest of world	184

At December 31, 2022	8,106

Credit risk concentrations – Credit rating 2022 1)	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total

AAA	5,900	157	2,520	-	8,577

AA	1,907	634	228	-	2,769

A	80	1,688	12	-	1,780

BBB	194	2,087	22	-	2,302

BB	26	64	-	-	90

B	-	-	-	-	-

CCC or lower	-	1	-	-	1

At December 31, 2022	8,106	4,631	2,782	-	15,519
1
CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – mortgage loans 2022	The Netherlands	Of which past due and / or impaired assets

Retail	6	-

Other commercial	19	1

Residential	31,404	154

At December 31, 2022	31,430	155
There are no individual issuers rated below investment grade in the RMBS sector, CMBS sector and ABS sector which have unrealized loss position greater than EUR 25 million.
The fair value of Aegon the Netherlands mortgage loan portfolio as per December 31, 2022, amounted to EUR 28,477 million (2021: EUR 34,198 million). The
Loan-to-Value
amounted to approximately 50% (2021: 56%). The mortgage portfolio is government guaranteed for 39% (2021: 42%). Of the portfolio, 0.1% (2021: 0.1%) is in delinquency (defined as 60 days in arrears). Impairments in 2022 amounted to a net recovery of EUR 1 million (2021: EUR 1 million). During the last ten years defaults of the portfolio have been 5 basis points on average.
Unconsolidated structured entities
For RMBSs, CMBSs and ABSs in which Aegon the Netherlands has an interest at reporting date, the following table presents total income received from those interests. The Investments column reflects the carrying values recognized in the statement of financial position of Aegon the Netherlands interests in RMBSs, CMBSs and ABSs.

	Total income for the year ended December 31, 2022			December 31, 2022

2022	Interest income	Total gains and losses on sale of assets	Total	Investments

Residential mortgage-backed securities	-	-	1	65

Commercial mortgage-backed securities	-	-	-	2

Asset-backed securities	7	(1)	7	2,714

Total	8	(0)	8	2,782
Additional information on credit risk, unrealized losses and impairments
Debt instruments
The amortized cost and fair value of debt securities, money market investments and other, included in Aegon the Netherlands available-for-sale
(AFS) portfolios, are as follows as of December 31, 2022:

2022	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses

Debt securities, money market instruments and other

Dutch government	2,728	15	(72)	2,671	281	2,390

Other government	5,297	172	(244)	5,226	1,867	3,359

Mortgage-backed securities	69	-	(2)	68	9	59

Asset-backed securities	2,816	1	(102)	2,714	5	2,710

Corporate	4,100	3	(673)	3,430	60	3,370

Other	13	-	-	13	13	-

Total	15,023	191	(1,092)	14,122	2,234	11,888
Unrealized bond losses by sector
The composition by industry category of Aegon the Netherlands available-for-sale
(AFS) debt securities, money market investments and other in an unrealized loss position at December 31, 2022, is presented in the following table:

	December 31, 2022

Unrealized losses - debt securities, money market investments and other	Carrying value of instruments with unrealized losses	Unrealized losses

Residential mortgage-backed securities (RMBSs)	57	(2)

Commercial mortgage-backed securities (CMBSs)	2	-

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	2,710	(102)

Financial Industry - Banking	757	(126)

Financial Industry - Insurance	83	(14)

Financial Industry - Other	227	(80)

Industrial	2,183	(425)

Utility	122	(27)

Government	5,749	(316)

Total	11,888	(1,092)
Past due and impaired assets
The tables that follow provide information on past due and individually impaired financial assets for Aegon the Netherlands.

		2022

Past due but not impaired assets	0-6 months	6-12 months	> 1 year	Total

Mortgage loans	145	3	1	149

Other loans	7	4	61	73

At December 31	152	7	62	222

Impaired financial assets	Carrying amount 2022

Shares	17

Mortgage loans	6

Other loans	2

At December 31	24
Equity market risk and other investments risk

Equity, real estate and non-fixed income exposure	The Netherlands

Equity funds	34

Investments in real estate	2,545

Other alternative investments	349

Other financial assets	1,105

At December 31, 2022	4,032

Market risk concentrations – shares	The Netherlands	Of which impaired assets

Financials	4	-

Funds	1,406	17

At December 31, 2022	1,411	17
Risks and risks management arising from financial instruments subject to interest rate benchmark reform
The table below summarize the exposures of
non-derivative
financial assets and
non-derivative
liabilities of Aegon the Netherlands that yet have to transition to alternative benchmark rates.

	2022
Non derivative financial instruments to transition to alternative benchmark	Financial assets non-derivatives	Financial liabilities non-derivatives

By benchmark rate

Euribor	3,517	-

Total	3,517	-

	2022	2021
Derivative financial instruments to transition to alternative benchmark	Nominal Value	Nominal Value

By benchmark rate

GBP LIBOR	-	-

USD LIBOR	963	-

EUR LIBOR	-	-

Euribor	119,638	112,599

Fed Funds	-	-

EONIA	-	-

Total	120,601	112,599
Liquidity risk

Maturity analysis – gross undiscounted contractual cash flows (for non-derivatives)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount

2022

Borrowings	-	1,574	3,321	14	503	5,412

Other financial liabilities	455	800	129	112	170	1,665

Total financial liabilities (excluding investment/insurance contracts)	455	2,375	3,450	126	673	7,078

Investment contracts 1)	9,167	617	1,448	731	552	12,517

Investment contracts for account of policyholders 1)	1,396	-	-	-	-	1,396

Total investment contracts	10,564	617	1,448	731	552	13,913

1	Excluding investment contracts with discretionary participating features.
The maturity analysis below shows the remaining contractual maturities of each category of financial liabilities (including coupon interest) of Aegon the Netherlands.
To manage the liquidity risk arising from financial liabilities, Aegon the Netherlands holds liquid assets comprising cash and cash equivalents and investment grade investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. For this reason, Aegon the Netherlands believes that it is not necessary to disclose a maturity analysis in respect of these assets to enable users to evaluate the nature and extent of liquidity risk.

Financial liabilities relating to insurance and investment contracts 1)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount

2022

Insurance contracts	-	1,819	6,330	7,411	30,422	45,982

Insurance contracts for account of policyholders	-	1,227	4,598	5,791	16,253	27,870

Investment contracts	-	7,476	3,410	1,172	552	12,610

Investment contracts for account of policyholders	-	1,396	-	-	-	1,396

Total	-	11,919	14,339	14,373	47,227	87,858

1
The liability amount in the table reflects the discounting for interest as well as adjustments for the timing of other factors as described above. As a result, the sum of the cash benefit payments shown for all years in the table exceeds the corresponding liability amounts included in Insurance contracts and Investments contracts.

The following table details Aegon the Netherlands liquidity analysis for its derivative financial instruments, based on the undiscounted contractual net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement.

Maturity analysis relating to derivatives 1) (Contractual cash flows)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount

2022

Gross settled

Cash inflows	-	2,449	9,757	10,618	20,748	43,572

Cash outflows	-	(2,422)	(10,107)	(11,167)	(20,613)	(44,309)

Net settled

Cash inflows	-	-	-	-	-	-

Cash outflows	-	-	-	-	-	-

1
Derivatives includes all financial derivatives regardless whether they have a positive or a negative value. It does not include bifurcated embedded derivatives. These are presented together with the host contract. For interest rate derivatives only, cash flows related to the pay leg are taken into account for determining the gross undiscounted cash flows.

Income tax
The income tax of Aegon the Netherlands is calculated against the enacted applicable tax rate and includes a one-time
tax charge of EUR 454 million related to the anticipated settlement of a tax position in connection with the transaction with a.s.r.
Cash and cash equivalents
Cash and cash equivalents include cash and demand balances held at the Dutch Central Bank. The Dutch Central Bank requires Aegon Bank N.V. to place 1% of their deposits with agreed maturity or the savings accounts (without restrictions to withdraw their money) in an account with the Dutch Central Bank. These deposits are not freely available. This so-called
minimum reserve is renewed each maintenance period consisting of approximately six weeks. At year-end
2022, the interest of 2.5% is received on this minimum reserve (2021: No interest was paid on this minimum reserve). The year-end
minimum required balance on deposit by the Dutch Central Bank was EUR 82 million (2021: EUR 74 million, 2020: EUR 84 million).
Insurance contracts
At December 31, 2022, the liability adequacy test (LAT) of Aegon the Netherlands resulted in a net LAT deficit of EUR 171 million, compared to a net LAT deficit of EUR 2.243 million at December 31, 2021. The reduction of the net LAT deficit is recorded in the income statement. The improvement of the net LAT deficit is driven by market movements, mainly by increased interest rates and widening credit spreads. This was partly offset by unfavorable model and assumptions updates.
As a result of the current deficit, changes in the LAT of Aegon the Netherlands, triggered by up or down movements in interest rates and credit spreads, are directly recognized in the income statement. The net result is less sensitive to interest rate movements as the results from interest rate hedging are also recognized in net result. Furthermore, the impact from increasing interest rates or tightening credit spreads on result before tax is capped to the net LAT deficit position.
The estimated sensitivities including Aegon the Netherlands on shareholders’ equity and on net result, for up and down shocks for bond credit spreads, mortgage spreads and liquidity premium for general account insurance liabilities are disclosed in note
34 Insurance contracts.
Guarantees in insurance contracts
Aegon the Netherlands provides guarantees to its customers on expiry date for certain insurance contracts. In order to mitigate the risks related to the guarantees Aegon the Netherlands has setup a hedging program. Aegon the Netherlands does not use reinsurance in order to mitigate risks related to insurance contracts with a guarantee component
Minimum investment return guarantees in the Netherlands
The traditional life and pension products offered by Aegon in the Netherlands include various products that accumulate a cash value. Premiums are paid by customers at inception or over the term of the contract. The accumulation products pay benefits on the policy maturity date, subject to survival of the insured. In addition, most policies also pay death benefits if the insured dies during the term of the contract. The death benefits may be stipulated in the policy or depend on the gross premiums paid to date. Premiums and amounts insured are established at inception of the contract. The amount insured can be increased as a result of profit sharing, if provided for under the terms and conditions of the product. Minimum interest guarantees exist for all generations of traditional accumulation products written. Older generations contain a 4% guarantee; in 1999 the guarantee decreased to 3% and in 2013 the guarantee decreased to 0%.
The traditional group pension contracts offered by Aegon in the Netherlands include large group insurance contracts that have an individually determined asset investment strategy underlying the pension contract. The guarantee given is that the profit sharing is the minimum of 0% and the realized return on an asset portfolio specified in the policy conditions, adjusted for technical interest rates ranging from 3% to 4%. If the adjusted return is negative, the 0% minimum is effective, but the loss in any given year is carried forward to be offset against any future surpluses within the contract period. In general, a guarantee is given for the life of the underlying employees so that their pension benefit is guaranteed. Large group contracts also share technical results (mortality risk and disability risk). The contract period is typically five years and the premiums are fixed over this period.
These guarantees are valued at fair value and are included as part of insurance liabilities with the underlying host insurance contracts in note 34 Insurance contracts.
The following table provides information on the liabilities for guarantees that are included in the valuation of the host contracts, net of the present value of the expected future premiums that are received to cover these guarantees:

	2022	2021

	GMI 1), 2)	GMI 1), 2)

At January 1	6,429	7,973

Incurred guarantee benefits 3)	(3,471)	(1,544)

At December 31	2,958	6,429

Account value 4)	16,559	20,176

Net amount at risk 5)	3,133	6,794

1	Guaranteed minimum investment return in the Netherlands.
2	Balances are included in the insurance liabilities on the face of the statement of financial position; refer to note 34 Insurance contracts.
3	Incurred guarantee benefits mainly comprise the effect of guarantees from new contracts, releases related to expired out-of-the-money guarantees and fair value movements during the reporting year.
4	Account value reflects the liability value of the insurance contracts as a whole.
5
The net amount at risk represents the sum of the differences between the guaranteed and actual amount that is credited to the policyholders. For Individual policies only positive differences are included, for Group pensions contracts carry forwards of negative differences are recognized.

Borrowings
Operational funding

	Coupon rate	Coupon date	Issue / Maturity	2022

Revolving Loan Facility Warehouse Mortgage Loans	Floating	Monthly	- / 23	260

Revolving Loan Facility Warehouse Mortgage Loans	Floating	Monthly	- / 24	250

Revolving Loan Facility Warehouse Mortgage Loans	Floating	Monthly	- / 25	271

EUR 875 million “SAECURE 16” RMBS Note 1)	Floating	Quarterly	2018 / 23	609

EUR 550 million “SAECURE 18” NHG RMBS Note 2)	Floating	Quarterly	2019 / 25	300

EUR 750 million “SAECURE 20” RMBS Note 3)	Floating	Quarterly	2021 / 27	542

EUR 500 million Conditional Pass-Through Covered Bond 4)	0.250%	Annual	2016 / 23	500

EUR 500 million Conditional Pass-Through Covered Bond 5)	0.375%	Annual	2017 / 24	499

EUR 500 million Conditional Pass-Through Covered Bond 6)	0.010%	Annual	2020 / 25	505

EUR 500 million Conditional Pass-Through Covered Bond 7)	0.750%	Annual	2017 / 27	493

EUR 500 million Conditional Pass-Through Covered Bond 8)	0.375%	Annual	2021 / 36	494

Aegon Bank Senior Non-Preferred debt	0.625%	Annual	2019 / 24	499

Other				5

At December 31				5,227

1
The first optional redemption date is October 30, 2023; the final legal maturity date is October 30, 2091. Notes are fully collateralized by mortgage loans which are part of Aegon’s general account investments.

2
The first optional redemption date is July 28, 2025; the final legal maturity date is April 28, 2092. Notes are fully collateralized by mortgage loans which are part of Aegon’s general account investments.

3
The first optional redemption date is October 28, 2027; the final legal maturity date is April 28, 2093. Notes are fully collateralized by mortgage loans which are part of Aegon’s general account investments.

4	The maturity date is May 25, 2023; the extended due for payment date is May 25, 2055.
5	The maturity date is November 21, 2024; the extended due for payment date is November 21, 2056.
6	The maturity date is November 16, 2025; the extended due for payment date is November 16, 2057.
7	The maturity date is June 27, 2027; the extended due for payment date is June 27, 2059.
8	The maturity date is June 9, 2036; the extended due for payment date is June 9, 2037.
Defined benefit plans
Aegon the Netherlands has a number of defined benefit plans and defined contribution plans. The defined benefit plans are subject to Dutch Pension regulations and governed by the Board of Directors of Aegon the Netherlands. The Board of Directors has the full power and discretion to administer the plan including developing investment policy and managing assets for the plans (although these assets do not qualify as ‘plan assets’ as defined by IFRS), deciding questions related to eligibility and benefit amounts, and any disputes that may arise from plan participants and for complying with the plan provisions, and legal requirements related to the plan and its operation. Aegon the Netherlands runs, in principle, full actuarial and investment risk regarding the defined benefit plans. This includes the risks of low interest rates, low returns and increased longevity. A part of this risk can be attributed to plan participants by lowering indexation or by increasing employee contributions.
Furthermore, the specific statutory requirements governing the administration of group pension schemes have been laid down in the Pension Act (Pensioenwet / Pw). Insurers are subject to prudential supervision pursuant to the Financial Supervision Act (Wet op het financieel toezicht / Wft).
Investment strategies are established based on asset and liability studies. The overall goal is to maximize total investment returns to provide sufficient funding for the present and anticipated future benefit obligations within the constraints of a prudent level of portfolio risk. These studies use for example return objectives and various investment instruments. Investment restrictions are updated regularly and they result in asset allocation mix and hedges.
As at December 31, 2019, Aegon the Netherlands amended the defined benefit pension plan for their own employees. As of January 1, 2020, the defined benefit pension plan is closed for new members and there will be no further accrual of benefits to existing members. Entitlements before January 1, 2020, will remain unchanged and the indexation for those accruals will remain in force.
The contributions to the retirement benefit plan of Aegon the Netherlands are paid by both the employees and the employer, with the employer contribution being variable. Aegon the Netherlandsdeducts employee contributions from the total pension expenses. The benefits covered are retirement benefits, disability, death and survivor pension. The defined benefit plans were unfunded by EUR 2,421 million at December 31, 2022 (2021: EUR 3,409 million). The defined benefit plans are largely backed by investment, although these assets do not qualify as ‘plan assets’ as defined by IFRS. The average remaining duration of the defined benefits obligation is 14.3 years (2021: 20.9 years).
Aegon the Netherlands also has a post-retirement medical plan that contributes to the health care coverage of employees and beneficiaries after retirement. For this plan, Aegon the Netherlands has the responsibility to administer the plan in accordance with its terms, and decides on questions related to eligibility and determines plan provisions and benefit amounts. In addition, Aegon the Netherlands has the obligation to interpret the provisions of the plans, and to comply with any statutory reporting and disclosure requirements. Finally, Aegon the Netherlands reviews the terms of the plans and makes changes to the plans if and when appropriate. The liabilities related to these other post-employment benefit plans are fully unfunded and amount to EUR 41 million at December 31, 2022 (2021: EUR 57 million). The weighted average duration of the other post-employment benefit plans is 10.2 years (2021: 12.7 years).
The principal actuarial assumptions that apply for the year-ended December 31 are as follows:

Actuarial assumptions used to determine defined benefit obligations at year-end	2022	2021

Demographic actuarial assumptions

Mortality	NL mortality table 1)	NL mortality table 1)

Financial actuarial assumptions

Discount rate	3.61%	1.01%

Salary increase rate 2)	Curve 2022	Curve 2021

	Percentage is no	53.05% of
Indexation 2)	longer derived	Curve 2021

1	Based on prospective mortality table of the Dutch Actuarial Society with minor methodology adjustments.
2	Based on Dutch Consumer Price Index.
The principal actuarial assumptions have an effect on the amounts reported for the defined benefit obligation. A change as indicated in the table below in the principal actuarial assumptions of the retirement benefit plan would have the following effects per year-end:

	Estimated approximate effects on the defined benefit obligation

	2022	2021

Demographic actuarial assumptions

10% increase in mortality rates	(38)	(100)

10% decrease in mortality rates	41	112

Financial actuarial assumptions

100 basis points increase in discount rate	(221)	(622)

100 basis points decrease in discount rate	281	849

100 basis points increase in salary increase rate	-	-

25 basis points increase in indexation	n/a	187

25 basis points decrease in indexation	n/a	(170)
The above sensitivity analysis is based on a change in one assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. When calculating the sensitivity of the defined benefit obligation to significant actuarial assumptions the same method (present value of the defined benefit obligation calculated with the projected unit credit method at the end of the reporting period) has been applied as when calculating the defined benefit obligation recognized within the statement of financial position.
Fair value
Fair value hierarchy
The table below provides an analysis of assets and liabilities of Aegon the Netherlands recorded at fair value on a recurring basis by level of the fair value hierarchy:

	Level I	Level II	Level III	Total 2022

Assets carried at fair value

Available-for-sale investments

Shares	-	-	21	21

Debt securities	7,897	6,159	54	14,109

Other investments at fair value	-	13	-	13

	7,897	6,171	75	14,143

Fair value through profit or loss

Shares	32	-	1,357	1,390

Debt securities	87	1,279	44	1,410

Other investments at fair value	-	-	64	64

Investments for account of policyholders 1)	10,782	7,383	932	19,097

Derivatives	127	8,268	-	8,394

Investments in real estate	-	-	2,545	2,545

	11,029	16,930	4,942	32,900

Revalued amounts

Real estate held for own use	-	-	76	76

	-	-	76	76

Total assets at fair value	18,925	23,101	5,092	47,118

Liabilities carried at fair value

Investment contracts for account of policyholders 2)	-	1,291	105	1,396

Derivatives	3	8,482	754	9,239

Total liabilities at fair value 3)	3	9,773	859	10,635

1	The investments for account of policyholders included in the table above only include investments carried at fair value through profit or loss.
2	The investment contracts for account of policyholders included in the table above represents only those investment contracts carried at fair value.
3	Total borrowings on the statement of financial position contain borrowings carried at amortized cost that are not included in the above schedule.
Significant transfers between Level I, Level II and Level III
The table below shows transfers between Level I and Level II of Aegon the Netherlands for financial assets and financial liabilities recorded at fair value on a recurring basis.

	Total 2022

	Transfers Level I to Level II	Transfers Level II to Level I

Assets carried at fair value

Available-for-sale

Investments for account of policyholders	-	12

Total assets at fair value	-	12
Valuation techniques and significant unobservable inputs
The table below pres
e
nts information about the significant unobservable inputs used for recurring fair value measurements for certain Level III financial instruments of Aegon the Netherlands.

	Valuation technique 1)	Significant unobservable input 2)	December 31, 2022

Assets carried at fair value

Available-for-sale

Shares

	Net asset value	n.a.	-

	Other	n.a.	21
			21

Debt securities

	Broker quote	n.a.	54
			54
At December 31			75

Fair value through profit or loss
Shares	Other	n.a.	1,357

Debt securities	Other	n.a.	44
			1,401

Other investments at fair value

Investment funds	Net asset value	n.a.	-

Other	Other	n.a.	64
			64

Total assets at fair value 3)			1,540

Liabilities carried at fair value
Derivatives
Embedded derivatives in insurance contracts	Discounted cash flow	Own credit spread	754
Total liabilities at fair value			754

1	Other in the table above (column Valuation technique) includes investments for which the fair value is uncorroborated and no broker quote is received.
2
Not applicable (n.a.) has been included when the unobservable inputs are not developed by the Group and are not reasonably available. Refer to the section Fair value measurement in this note for a detailed description of Aegon’s methods of determining fair value and the valuation techniques.

3
Investments for account of policyholders are excluded from the table above and from the disclosure regarding reasonably possible alternative assumptions. Policyholder assets, and their returns, belong to policyholders and do not impact Aegon’s net result or equity. The effect on total assets is offset by the effect on total liabilities.

Effect of changes in significant unobservable assumptions to reasonably possible alternatives
The table below presents the impact on a fair value measurement of Aegon the Netherlands of a change in the own credit spread by 5 basis points included in the discount rate.

	December 31, 2022	Effect of reasonably possible alternative assumptions (+/-)

		Increase	Decrease

Financial liabilities carried at fair value

Embedded derivatives in insurance contracts	754	4	(4)
Fair value information about assets and liabilities not measured at fair value
The following table presents the carrying values and estimated fair values for Aegon the Netherlands of assets and liabilities, excluding assets and liabilities which are carried at fair value on a recurring basis.

	Carrying amount December 31, 2022	Estimated fair value hierarchy			Total estimated fair value December 31, 2022

		Level I	Level II	Level III

Assets

Mortgage loans - held at amortized cost	31,430	-	-	28,477	28,477

Private loans - held at amortized cost	4,484	-	-	3,966	3,966

Other loans - held at amortized cost	3	-	-	3	3

Liabilities

Borrowings - held at amortized cost	5,227	-	-	4,920	4,920

Investment contracts - held at amortized cost	12,179	-	-	11,826	11,826
Summary of total financial assets and financial liabilities at fair value through profit or loss
The table that follows summarizes the carrying amounts of financial assets and financial liabilities of Aegon the Netherlands that are classified as at fair value through profit or loss, with appropriate distinction between those financial assets and financial liabilities held for trading and those that, upon initial recognition, were designated as at fair value through profit or loss.

	2022

	Trading	Designated

Investments for general account	-	2,864

Investments for account of policyholders	-	19,097

Derivatives with positive values not designated as hedges	6,522	-

Total financial assets at fair value through profit or loss	6,522	21,960

Investment contracts for account of policyholders	-	1,396

Derivatives with negative values not designated as hedges	8,378	-

Total financial liabilities at fair value through profit or loss	8,378	1,396
Gains and losses on financial assets and financial liabilities classified at fair value through profit or loss
Gains and losses recognized in the income statement on financial assets and financial liabilities classified as at fair value through profit or loss can be summarized as follows:

	2022

	Trading	Designated

Net gains and (losses)	(6,495)	(4,031)
Commitments and contingencies
Investments contracted
In the normal course of business, Aegon the Netherlands has committed itself through purchase and sale transactions of investments, mostly to be executed in the course of 2022. The amounts represent the future outflow and inflow, respectively, of cash related to these investment transactions that are not reflected in the consolidated statement of financial position.

	2022

	Purchase	Sale

Real estate	341	4

Mortgage loans	1,094	37

Private loans	752	-

Other	209	-
In the Netherlands, mortgage customers can take on top of their mortgage a construction deposit for home improvements. Undrawn amounts of construction deposits are netted against the outstanding total mortgage loans. Per December 31, 2022 an amount of EUR 387 million (2021: EUR 319 million) of construction deposits is undrawn.

	< 1 year amounts	1 < 2 years amounts	2 < 3 years amounts	3 < 4 years amounts	4 < 5 years amounts	> 5 years amounts

2022

Operating lease rights	(2)	(2)	(1)	(1)	(1)	(2)

2022

Guarantees	12

Standby letters of credit	11

Share of contingent liabilities incurred in relation to interests in joint ventures	5
Transfers of financial assets
Transferred financial assets that have not been derecognized in their entirety
The following table reflects the carrying amount of financial assets of Aegon the Netherlands that have been transferred to another party in such a way that part or all of the transferred financial assets do not qualify for derecognition. Furthermore, it reflects the carrying amounts of the associated liabilities.

	2022

	Available-for-sale financial assets		Financial assets at fair value through profit or loss

	Shares	Debt securities	Debt securities	Investments for account of policyholders

Carrying amount of transferred assets	40	656	-	-

Carrying amount of associated liabilities	43	676	-	-
Assets accepted
The following tables present the fair value of the assets received by Aegon the Netherlands in relation to securities lending and reverse repurchase activities:

Securities lending	2022

Carrying amount of transferred financial assets	696

Fair value of cash collateral received	-

Fair value of non-cash collateral received	719

Net exposure	(23)

Non-cash collateral that can be sold or repledged in the absence of default	719

Non-cash collateral that has been sold or transferred	-

Reverse repurchase agreements	2022

Cash paid for reverse repurchase agreements	220

Fair value of non-cash collateral received	220

Net exposure	-

Non-cash collateral that can be sold or repledged in the absence of default	220

Non-cash collateral that has been sold or transferred	-
As part of Aegon’s mortgage loan funding program in the Netherlands, EUR 5.0 billion (2021: EUR 5.1 billion) has been pledged as security for notes issued (refer to section on Borrowings in this note). The notes of SAECURE 17 and SAECURE 19 are held intercompany and are eliminated against the notes issued by the special purpose entity (SPE) in the consolidation process. Per December 31, 2022, as part of SAECURE 17, EUR 600 million has been posted as collateral with respect to the longevity reinsurance contract with Canada Life Reinsurance (2021: EUR 600 million) and EUR 295 million has been posted as collateral with respect to the longevity reinsurance contract with RGA. The notes from SAECURE 19 are European Central Bank eligible retained notes and therefore generated increased liquidity capacity.
Offsetting, enforceable master netting arrangements and similar agreements
The following table only includes financial positions of Aegon the Netherlands for which there is a recognized corresponding position that could be offset under a legally enforceable master netting arrangement or similar agreement. Aegon the netherlands also enters into collateralized (reverse) repo or security lending and borrowing transaction, for which the collateral is not recognized on the balance sheet. The table provides details relating to the effect, or potential effect, of netting arrangements, including rights to set-off,
associated with the entity’s recognized financial assets and recognized financial liabilities.

	Gross amounts of recognized financial assets	Gross amounts of recognized financial liabilities set off in the statement of financial position	Net amounts of financial assets presented in the statement of financial position	Related amounts not set off in the statements of financial position
Financial assets subject to offsetting, enforceable master netting arrangements and similar agreements				Financial instruments	Cash collateral received (excluding surplus collateral)	Net amount

2022

Derivatives	8,394	-	8,394	8,394	-	-

At December 31	8,394	-	8,394	8,394	-	-

	Gross amounts of recognized financial liabilities	Gross amounts of recognized financial assets set off in the statement of financial position	Net amounts of financial liabilities presented in the statement of financial position	Related amounts not set off in the statements of financial position
Financial liabilities subject to offsetting, enforceable master netting arrangements and similar agreements				Financial instruments	Cash collateral pledged (excluding surplus collateral)	Net amount

2022

Derivatives	8,485	—	8,485	8,419	66	-

At December 31	8,485	—	8,485	8,419	66	-